UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 25, 2006
                                -----------------

                       Alliance Distributors Holding Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             Delaware                            000-32319                         33-0851302
  (State or Other Jurisdiction of        (Commission File Number)         (IRS Employer Identification
          Incorporation)                                                                No.)

                 15-15 132nd St., College Point, New York 11356
        ----------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (718) 747-1500
                              --------------------
               Registrant's telephone number, including area code

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.02.   Termination of a Material Definitive Agreement

The company will not buy Foto Electric Supply Co. Inc. (Fesco). An agreement by the company to buy Fesco expired by its terms on February 28, 2006, and subsequent discussions to extend and amend the agreement have ended. The company will record a charge of approximately $257,000 in the first quarter ended March 31, 2006 for its costs in the terminated transaction.

ITEM 2.02.  Results of Operations and Financial Condition

See Item 1.02 for information relating to a charge of approximately $257,000 that the company will take in the first quarter ended March 31, 2006 for its costs in a terminated transaction.

ITEM 9.01. Financial Statements and Exhibits

         (d) Exhibits

------------------------------------------ -------------------------------------

            Exhibit                             Description
            -------                             -----------

------------------------------------------ -------------------------------------

10.1                                       Stock Purchase Agreement,
                                           incorporated herein by
                                           reference from Exhibit
                                           10.1 to the Company's Form
                                           8-K filed on January 10,
                                           2006
------------------------------------------ -------------------------------------

99.1                                       Press Release dated April 26, 2006
------------------------------------------ -------------------------------------

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE DISTRIBUTORS HOLDING INC.
Registrant

Date:  April 27, 2006
                                                     By /s/ Jay Gelman
                                                     ---------------------------
                                                     Jay Gelman, CEO

                                  EXHIBIT INDEX

------------------------------------------ -------------------------------------

            Exhibit                             Description
            -------                             -----------

------------------------------------------ -------------------------------------

10.1                                       Stock Purchase Agreement,
                                           incorporated herein by
                                           reference from Exhibit
                                           10.1 to the Company's Form
                                           8-K filed on January 10,
                                           2006
------------------------------------------ -------------------------------------

99.1                                       Press Release dated April 26, 2006
------------------------------------------ -------------------------------------